SIXTH AMENDMENT
TO
LOAN AND SECURITY AGREEMENT

This Sixth Amendment to Loan and Security Agreement (the “Amendment”) is made and entered into as of July 16, 2014, by and between SQUARE 1 BANK (“Bank”) and GRIDSENSE INC. (“Borrower”).

RECITALS

Borrower and Bank are parties to that certain Loan and Security Agreement dated as of November 2, 2012 (as amended from time to time, the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1)	Section 8.6 of the Agreement is hereby amended and restated, as follows:

8.6 Other Agreements. If there is a default or other failure to perform in (1) any agreement to which Borrower is a party with a third party or parties (a) resulting in a right by such third party or parties, whether or not exercised, to accelerate the maturity of any Indebtedness in an amount in excess of $125,000, (b) in connection with any lease of real property, or (c) that would reasonably be expected to have a Material Adverse Effect, or (2) the Financing Agreement.

2)	The following defined term set forth in Exhibit A to the Agreement is hereby amended and restated, as follows:

“Obligations” means all debt, principal, interest, Bank Expenses and other amounts owed to Bank by Borrower pursuant to this Agreement or any other agreement (including, without limitation, the Financing Agreement), whether absolute or contingent, due or to become due, now existing or hereafter arising, including any interest that accrues after the commencement of an Insolvency Proceeding and including any debt, liability, or obligation owing from Borrower to others that Bank may have obtained by assignment or otherwise.

3)	The following defined term is hereby added to Exhibit A to the Agreement, as follows:

“Financing Agreement” means that certain Financing Agreement dated on or about July 16, 2014 by and between Borrower and Bank, as amended from time to time, together with any other documents executed in connection therewith.

4)	Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof. Borrower ratifies and reaffirms the continuing effectiveness of all agreements entered into in connection with the Agreement.

Gridsense Inc. – 6 th Amendment to LSA (Execution)

5)	Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct as of the date of this Amendment.

6)	This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

7)	As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

a)	this Amendment, duly executed by Borrower;

b)	the Financing Agreement, duly executed by Borrower;

c)	an Amendment to and Affirmation of Subordination Agreement, duly executed by Acorn Energy, Inc., and acknowledged by Borrower;

d)	an Amendment to and Affirmation of Guaranty, duly executed by Acorn Energy, Inc.;

e)	payment for all Bank Expenses incurred through the date of this Amendment, including Bank’s expenses for the documentation of this Amendment, and any UCC, good standing or intellectual property search or filing fees, which may be debited from any of Borrower’s accounts; and

f)	such other documents and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

[Signature Page Follows]

Gridsense Inc. – 6 th Amendment to LSA (Execution)

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

GRIDSENSE INC.	SQUARE 1 BANK

By:	By:
Name:	Name:
Title:	Title:

[Signature Page to Sixth Amendment to Loan and Security Agreement]

Gridsense Inc. – 6 th Amendment to LSA (Execution)